UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2021

FS KKR CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2021, FS KKR Capital Corp. (the “Company”) and CCT Tokyo Funding LLC, a wholly-owned subsidiary of the Company (“CCT Tokyo Funding”), entered into a seventh amendment (the “Seventh Amendment”) to the Loan and Servicing Agreement, dated December 2, 2015, by and among CCT Tokyo Funding, as borrower, the Company (as successor by merger to Corporate Capital Trust, Inc.), as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent and collateral agent, and each of the lenders from time to time party thereto. The Seventh Amendment provides for, among other things, (i) an extension of each of the reinvestment period and the maturity date of the facility by seven months to July 2, 2022 and January 2, 2025, respectively, and (ii) the option for CCT Tokyo Funding to elect to extend the reinvestment period and maturity date by an additional five months to December 2, 2022 and June 2, 2025, respectively, subject to satisfaction of certain conditions.

The foregoing description of the Seventh Amendment as set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 7.01.	Regulation FD Disclosure.

The Company has made an investor presentation available on its website. The presentation can be found under the “Corporate presentations” page within the “Investor relations” section of the Company’s website (www.fskkradvisor.com). Except as may be required by federal securities laws, the Company undertakes no duty or obligation to update or revise the information contained in the presentation.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to future events or the future performance or operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Company’s operating area, and the price at which shares of common stock may trade on the New York Stock Exchange. Some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Seventh Amendment to Loan and Servicing Agreement, dated November 9, 2021, by and among CCT Tokyo Funding LLC, FS KKR Capital Corp., and Sumitomo Mitsui Banking Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR CAPITAL CORP.

Date: November 15, 2021	By:	/s/ Stephen Sypherd
Name: Stephen Sypherd Title: General Counsel